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EXHIBIT 10.28

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                    WARRANT FOR THE PURCHASE OF COMMON STOCK



20,000 Shares                                       Rancho Cucamonga, California


          THIS IS TO CERTIFY that for value received, THOMAS SHERIDAN (the "Holder") is entitled at any time from the date hereof, but prior to 5:00 p.m., Rancho Cucamonga, California time on January 23, 2009, or 18 months after the effectiveness of a Registration Statement (hereinafter defined) subsequent to the issuance hereof, whichever is longer, subject to and upon the terms and conditions contained herein, to purchase up to 20,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Common Stock") of ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation (the "Company"), at a purchase price of $1.10 per share of the Common Stock (the "Exercise Price") such number of the shares and the Exercise Price being subject to adjustment as provided herein.

          This Warrant shall be void and of no effect and all rights hereunder shall cease at 5:00 p.m., Rancho Cucamonga, California time on January 23, 2009, or 18 months after the effectiveness of a Registration Statement subsequent to the issuance hereof, whichever is longer, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this Warrant shall become void on the date fixed for such dissolution. As used herein, "Registration Statement" means a registration statement filed by the Company on Form S-1, SB-2, or S-3, or some other similar form pursuant to the Securities Act of 1933, as amended (the "Securities Act") to register the resale of the shares of the Common Stock upon the exercise of this Warrant.

         1. REGISTRATION OF THIS WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2. INVESTMENT REPRESENTATION. The Holder by accepting this Warrant represents that the Holder is acquiring this Warrant for its own account for investment purposes and not with the view to any offering or distribution and that the Holder will not sell or otherwise dispose of this Warrant or the underlying Common Stock in violation of applicable securities laws. The Holder acknowledges that the certificates representing any shares of the Common Stock will bear a legend indicating that they have not been registered under the Securities Act and may not be sold by the Holder except pursuant to an effective Registration Statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with federal and state securities laws.

         3. VALIDITY OF WARRANT AND ISSUANCE OF THE COMMON STOCK. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that the Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. REGISTRATION OF TRANSFERS AND EXCHANGE OF THIS WARRANT.

                  (a) Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in this Agreement. Upon any such registration or transfer, a new warrant to purchase the Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the


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transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of the Holder.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in this Agreement for one or more New Warrants, evidencing in the aggregate the right to purchase the number of shares of the Common Stock which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5. EXERCISE OF THIS WARRANT.

                  (a) Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in this Agreement, and upon payment and delivery of the Exercise Price multiplied by the number of shares of the Common Stock that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly but in no event later than five business days after the Date of Exercise (as defined herein) issue or cause to be issued and delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the shares of the Common Stock issuable upon such exercise, with such restrictive legend as required by the Securities Act. Any person so designated by the Holder to receive the shares of the Common Stock shall be deemed to have become holder of record of the Common Stock as of the Date of Exercise of this Warrant.

                  (b) "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of shares of the Common Stock so indicated by the Holder to be purchased.

                  (c) This Warrant shall be exercisable at any time and from time to time for such number of shares of the Common Stock as is indicated in the attached Form of Election to Purchase. If less than all of the shares of the Common Stock which may be purchased under this Warrant are purchased at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of shares of the Common Stock for which no exercise has been evidenced by this Warrant.

                  (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of the Common Stock determined according to the following formula (a "Cashless Exercise"):


                        Net Number = (A x B) - (A x C)
                                     -----------------
                                             B

         For purposes of the foregoing formula:

                 A = the total number shares with respect to which
                     this Warrant is then being exercised.

                 B = the last reported sale price (as reported by
                     Bloomberg) of the Common Stock on the date immediately preceding the date of the notice of exercise of this Warrant.

                 C = the Exercise Price then in effect at the time
                     of such exercise.


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         Provided, however, notwithstanding anything herein contained to the contrary, the Holder may not affect a Cashless Exercise of this Warrant until after July 23, 2004, and thereafter so long as there is an effective Registration Statement with respect to the shares of the Common Stock.

         6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The shares of the Common Stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

                  (a) ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS. RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of the Common Stock or other securities at the time issuable upon the exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of the Common Stock or other securities of the Company.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being referred to as a "Reorganization"), then, in each case, the Holder, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of the Common Stock or other securities of the Company at any time issuable upon the exercise of this Warrant prior to the Effective Date, the shares of the Common Stock and other securities of the Company and property (including cash) to which the Holder would have been entitled upon the Effective Date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  (c) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         7. COVENANTS OF THE HOLDER. The Holder covenants that this Warrant has not been registered under the Securities Act, or any other applicable securities law. This Warrant has been purchased for investment only and not with a view to distribution or resale, and may not be sold, pledged, hypothecated or otherwise transferred unless this Warrant or the shares of the Common Stock represented hereby are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the shares of the Common Stock to be issued upon any exercise of this Warrant:

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

         Further, stop transfer instructions to the transfer agent of the shares of the Common Stock have been or will be placed with respect to the shares of the Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof including the provisions of the legend set forth in this paragraph.

         8. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional shares of the Common Stock on the exercise of this Warrant. The number of full shares of the Common Stock that

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shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of shares of the Common Stock purchasable on exercise of this Warrant so presented. If any fraction of shares of the Common Stock would, except for the provisions of this Paragraph, be issuable on the exercise of this Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of shares of the Common Stock issuable, up to the next whole number.

         9. NOTICE. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, four days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company at 8513 Rochester Avenue, Rancho Cucamonga, California 91730; and if to the Holder, addressed as shown of the signature page of this Warrant; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

         10. MISCELLANEOUS.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Holder.

                  (b) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

                  (c) This Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Central District of California, as well as of the Superior Courts of the State of California in Riverside County, California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  (f) The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of January 23, 2004.



                                 ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.



                                 By /s/ Steven D. Rosenthal
                                    --------------------------------------------
                                    Steven D. Rosenthal, Chief Executive Officer

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                                HOLDER:


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Printed Name


                                ------------------------------------------------
                                Street Address or P.O. Box


                                ------------------------------------------------
                                City, State, and Zip Code



ATTACHMENT:
-----------
Attachment 1 - Form of Election to Purchase






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                                  ATTACHMENT 1
                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of the Common Stock under the foregoing Warrant)

To: Entech Environmental Technologies, Inc.

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ________________ shares of the Common Stock (the "Common Stock"), $0.001 par value, of Entech Environmental Technologies, Inc. and encloses this Warrant and $____________ for each share of the Common Stock being purchased or an aggregate of $____________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of the Common Stock issuable upon this exercise be issued in the name of:



_________________________________

_________________________________

_________________________________
(Please print name and address)

__________________________________________________
(Please insert Social Security or Tax Identification Number

         If the number of shares of the Common Stock issuable upon this exercise shall not be all of the shares of the Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of the Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:



_________________________________

_________________________________

_________________________________
(Please print name and address)



Dated:____________________                   Name of Holder:

                                             (Print)____________________________

                                             By_________________________________

                                             Name_______________________________

                                             Title______________________________

                                       Signature must conform in all respects to name of Holder as specified on the face of the Warrant